[NEUBERGER & BERMAN LOGO]
EQUITY FUNDS(R)

Supplement to the Prospectus dated December 6, 1996

   The following table shows the average annual total returns of Neuberger&Berman International Fund for the one-year period ended August 31, 1996, and for the period from that Fund's inception (June 15, 1994) to August 31, 1996. The table also shows a comparison with the EAFE(R) Index. The EAFE Index is the Morgan Stanley Capital International Europe, Australia, Far East Index, an unmanaged index of non-U.S. equity market performance. Please note that an index does not take into account any fees or expenses of investing in the individual securities that it tracks.

                                             One         Since
                                            Year       Inception
                                            -----      ----------
Neuberger&Berman International Fund        11.73%        8.55%
EAFE Index                                  8.19%        5.67%

   Prior to the inception of Neuberger&Berman International Fund, the manager of its corresponding Portfolio, Felix Rovelli, was the manager of Vontobel EuroPacific Fund ("EuroPacific Fund") and of Penn Series International Equity Fund ("International Equity Fund"), each of which had an investment objective, policies and limitations substantially similar to those of Neuberger&Berman International Fund. Mr. Rovelli used the same analytical methods when identifying potential investments for those funds as he now uses for Neuberger&Berman International Portfolio. Mr. Rovelli was primarily responsible for the day-to-day management of EuroPacific Fund and International Equity Fund, and no other person played a significant role in managing those funds. The average annual total returns for EuroPacific Fund and International Equity Fund, and the performance of the EAFE Index, for the one-year period ended April 30, 1994, and for a period that approximates Mr. Rovelli's tenure as portfolio manager were as follows:


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                                                 One           August 1, 1990
                                                Year          to April 30, 1994
                                                -----     ----------------------
EuroPacific Fund*
 Before deducting maximum sales load            22.14%              7.81%
 After deducting maximum sales load             N/A                 6.35%
EAFE Index                                      16.62%              5.20%

                                                 One          DECEMBER 1, 1992
                                                Year          to April 30, 1994
                                                -----     ----------------------
Penn Mutual Cornerstone VUL
  (an insurance separate account investing in
  International Equity Fund)**
  After charging certain separate account
  expenses***                                   19.68%             23.39%
EAFE Index                                      16.62%             29.19%

* Mr. Rovelli was the portfolio manager of EuroPacific Fund from July 6, 1990, to April 30, 1994. Prior to March 1, 1993, shares of EuroPacific Fund were sold with a maximum sales load of 5%.

** Mr. Rovelli was the portfolio manager of International Equity Fund from its inception on November 2, 1992, to April 30, 1994. International Equity Fund is an underlying investment vehicle to fund benefits under variable annuity contracts and variable life insurance contracts issued by The Penn Mutual Life Insurance Company ("Penn Mutual"). Shares of International Equity Fund are sold only to Penn Mutual and its subsidiaries for their separate and general accounts.

*** The performance of International Equity Fund shown above is based on the performance of Penn Mutual Cornerstone VUL. Because of the deduction of insurance expenses, as described below, the performance shown is lower than the returns actually achieved by International Equity Fund. An investor in Penn Mutual Cornerstone VUL pays certain expenses at the separate account level, including insurance expenses (designed to cover mortality and expense risk charges of 0.75% and miscellaneous administration costs), a contract charge of $60 and a front-end sales load of 4%, and may pay a surrender charge. The above performance results reflect insurance expenses but not contract charges or sales loads. Insurance company separate accounts may be subject to different requirements under federal tax laws and state insurance laws than other investment companies, which may affect their performance.

   EuroPacific Fund and International Equity Fund are separate funds and have different fees and expenses than Neuberger&Berman International Fund. Their historical performance is not indicative of the past or future performance of Neuberger&Berman International Fund.


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   MANAGEMENT AND ADMINISTRATION--Investment Manager, Administrator,
Distributor, and Sub-Adviser

   Neuberger&Berman Focus Portfolio and Neuberger&Berman Guardian
Portfolio--Effective December 31, 1996, Lawrence Marx III will no longer have responsibility for management of these Portfolios. Kent C. Simons and Kevin Risen will continue to be responsible for day-to-day management.


              The date of this Supplement is December 17, 1996.



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